SCHEDULE 14A INFORMATION


                               Proxy Statement Pursuant to Section 14(a)
                                of the Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e
    (2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                       	FAFCO, Inc.
--------------------------------------------------------------------------------
                    	(Name of Registrant as specified in its charter)

--------------------------------------------------------------------------------
        	(Name of person(s) filing proxy statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)	Title of each class of securities to which transaction applies:  N/A
    (2)	Aggregate number of securities to which transaction applies:  N/A
    (3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:  N/A
    (4)	Proposed maximum aggregate value of transaction:  N/A
    (5)	Total fee paid:		N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)	Amount Previously Paid:  N/A
     (2)	Form, Schedule, or Registration Statement No.:  N/A
     (3)	Filing Party:  N/A
     (4)	Date Filed: N/A

                                   FAFCO, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 24, 1997

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of FAFCO, Inc., a California corporation (the "Company"), will be held on Thursday, April 24, 1997 at 3:00 p.m., local time, at the Company's executive offices, 2690 Middlefield Road, Redwood City, California 94063 (telephone (415) 363-2690) for the following purposes:

1.	To elect three (3) directors to serve for the ensuing year and until their successors are elected.

2.	To ratify the appointment of Burr, Pilger & Mayer as the independent auditors of the Company for the fiscal year ending December 31, 1997.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on March 19, 1997 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.

                                            Sincerely,

                                            /s/Alex N.Watt
                                            --------------
                                            Alex N. Watt, Secretary

Redwood City, California
April 2, 1997

                                  FAFCO, INC.

                               	PROXY STATEMENT


                  	INFORMATION CONCERNING SOLICITATION AND VOTING


General

The enclosed proxy is solicited on behalf of FAFCO, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Thursday, April 24, 1997 at 3:00 p.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices, 2690 Middlefield Road, Redwood City, California. Its telephone number at that address is
(415) 363-2690.

These proxy solicitation materials were mailed on or about April 2, 1997 to all shareholders entitled to vote at the meeting.

Record Date and Outstanding Shares

Shareholders of record at the close of business on March 19, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.

At the Record Date, 3,298,311 shares of the Company's Common Stock, $0.125 par value, were issued and outstanding. The only person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock as of the Record Date was Freeman A. Ford. See "ELECTION OF DIRECTORS - Security Ownership."

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (three) multiplied by the number of shares held by such shareholder, or distribute such number of votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters, each share has one vote.

The cost of this solicitation will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners in accordance with applicable regulations. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes
Cast with respect to a proposal since the shareholder has expressly declined to vote on such proposal. Similarly, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal on which the broker has expressly not voted. Accordingly, abstentions and broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast.

Shareholder Proposals

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's next Annual Meeting of Shareholders must be received by the Company no later than December 3, 1997 in order to be considered for possible inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                                  	PROPOSAL 1
                           	ELECTION OF DIRECTORS

Nominees

A Board of three directors is proposed to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's three nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting (if it is invoked) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

The names of the nominees, and certain information about them, are set forth below.

Name of Nominee        Age   Principal Occupation          Director Since
-------------------------------------------------------------------------
Freeman A. Ford        56    Chairman of the Board,             1972
                             President and Chief
                             Executive Officer of the
                             Company

William A. Berry       58    Senior Vice President and          1974
                             Chief Financial Officer of
                             the Electric Power Research
                             Institute, an energy industry
                             research consortium

Robert W. Selig, Jr.   57    President of Davis Instruments     1974
                             Corporation, a manufacturer and
                             distributor of marine and weather
                             equipment

Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There is no family relationship between any directors or executive officers of the Company.

Mr. Ford is also a director of H.B. Fuller Company.

Mr. Berry served as President of Optical Shields Ltd., a manufacturer of products based on liquid crystals, from August 1990 until January 1992. In January 1992, Mr. Berry resigned from Optical Shields Ltd. and became self-employed as a management consultant. From April 1992 to May 1996, Mr. Berry served as Senior Vice President and Chief Financial Officer of Compression Labs, Inc., a supplier of video-conferencing equipment. In May 1996, Mr. Berry joined the Electric Power Research Institute, an energy industry research consortium, as Senior Vice President and Chief Financial Officer.

Mr. Selig has served as President of Davis Instruments Corp., a manufacturer and distributor of marine and weather equipment, for more than the past five years.

Recommendation

The Board of Directors recommends that shareholders vote FOR each of the Company's nominees for director.

Vote Required

The three nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

Security Ownership

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date of (1) each person known by the Company to beneficially own more than 5% of the Company's Common Stock, (2) each director,
(3) the current and former executive officers of the Company named in the Summary Compensation Table below (the "Named Executive Officers"), and (4) all current directors and executive officers as a group:

                                         Shares of Common Stock
                                           Beneficially Owned

                                           Number of
Name of Beneficial Owner                   Shares(1)     Percent of Total
------------------------------             ------------  ----------------
Freeman A. Ford                            2,178,846(2)     58.5%
c/o FAFCO, Inc.
2690 Middlefield Road
Redwood City, California 94063

Alex N. Watt                                  78,950(3)       2.4%

David K. Harris                               60,334(4)       1.8%

Robert W. Selig, Jr.                          47,528(5)       1.4%

William A. Berry                              21,500(6)        *

All current directors and executive        2,399,158(7)      62.0%
officers as a group
(6 persons)

*	Less than 1%.

(1)	Except as otherwise indicated in the footnotes to this table or as otherwise provided by community property laws, the beneficial owner has sole voting and investment power with respect to all shares.

(2)	Includes (i) 298,000 shares held of record by trusts for the benefit of Mr.
Ford's children for which he and his spouse serve as trustees and as to which shares he disclaims beneficial ownership, (ii) 209,344 shares jointly owned by
Mr. Ford and his spouse, (iii) 61,250 shares issuable upon exercise of options exercisable within 60 days of the Record Date, and (iv) 363,750 shares issuable upon exercise of outstanding warrants exercisable within 60 days of the Record
Date.

(3)	Includes (i) 58,764 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by Mr. Watt and (ii) 1,000 shares held by Mr. Watt and Sandra S. Watt as joint tenants.

(4)	Includes 46,805 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by Mr. Harris.

(5)	Includes (i) 14,000 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by Mr. Selig, and (ii) 5,700 shares held by trusts for the benefit of Mr. Selig's children, as to which shares he disclaims beneficial ownership.

(6)	Includes 14,000 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by Mr. Berry.

(7)	Includes (i) 178,819 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by three executive officers (one of whom is also a director), (ii) 26,000 shares issuable upon exercise of outstanding options and warrants exercisable within 60 days of the Record Date held by two outside directors, and (iii) 363,750 shares issuable upon exercise of warrants held by a director who is also an executive officer.

By virtue of his position as Chairman of the Board, President and Chief Executive Officer of the Company and his beneficial ownership of approximately 59% of the Company's Common Stock as of the Record Date, Freeman A. Ford may be deemed to be a "parent" and/or "control person" of the Company within the meaning of the rules and regulations promulgated under the Securities Act of 1933, as amended. Mr. Ford can elect a majority of the Board of Directors and controls any shareholder vote that does not require a supermajority with respect to which his shares are eligible to be voted.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on its review of the copies of Forms 3, 4 and 5 received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended
December 31, 1996, all filing requirements under Section 16(a) of the Securities Exchange Act applicable to its officers, directors and 10% shareholders were complied with.

Board Meetings and Committees

The Board of Directors of the Company held a total of two meetings during the year ended December 31, 1996 (the "Last Fiscal Year").

The Audit Committee of the Board of Directors, which currently consists of outside directors Berry and Selig, held one meeting during the Last Fiscal Year. This Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

There is no compensation committee or nominating committee or any committee performing those functions. During the Last Fiscal Year, no director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and the committees on which such director served.

Executive Compensation

The following table sets forth certain information regarding compensation paid by the Company for services rendered during the Last Fiscal Year to the Company by the Chief Executive Officer and the other Named Executive Officers.

                             Summary Compensation Table

                                                 Long-Term                   All Other
                Annual Compensation             Compensation                 Compensation($)
                                                               Awards
                                               Other Annual    Securities
Name and                                       Compensation    Underlying
Principal Position  Year  Salary($)  Bonus ($) ($)(2)          Options (#)
Freeman A. Ford     1996  $105,805   $35,459     --            $57,250       $1,748(1)
Chairman of the     1995   115,211         0     --                  0        2,582(1)
Board, President    1994   115,126         0     --                  0        2,492(1)
and Chief Executive
Officer

Alex N. Watt,       1996   109,333     4,992     --             47,950        2,405(1)
Vice President,     1995   106,047         0     --                  0        2,218(1)
Finance and         1994   104,007         0     --             15,814        2,218(1)
Administration,
and Chief Financial
Officer

David K. Harris,    1996   114,392     5,193     --             47,950          332(1)
Vice President      1995   107,207         0     --                  0          293(1)
Pool Products       1994   103,670         0     --              3,135          270(1)

_______________________
(1)	Represents life insurance premiums paid by the Company on behalf of Messrs.
Ford, Watt and Harris.

(2)	Under applicable SEC rules, perquisites are excluded if the aggregate value is less than the lesser of $50,000 or 10% of the executive officer's salary plus bonus.

The following table sets forth certain information regarding stock options granted to the Named Executive Officers during the Last Fiscal Year.

                      Option Grants in Last Fiscal Year

                             Individual Grants

                  Number of
                  Securities    % of Total Options
                  Underlying    Granted to
                  Options       Emplyees in Fiscal   Exercise Price
Name              Granted(#)    Year                 ($S/h)(2)       Expiration Date
---------------   -----------   ------------------   --------------  ---------------
Freeman A. Ford   57,250(1)     24.2%                $0.125          4/30/02

Alex N. Watt      47,950(1)     20.2%                 0.125          4/30/02

David K. Harris   47,950(1)     20.2%                 0.125          4/29/02
________________________
(1)	Incentive stock option granted pursuant to the Company's 1991 Stock Option
Plan.  Option has a ten-year term.   Option was immediately exercisable as to
all but 20,000 of the underlying shares on the date of grant.  The option becomes exercisable as to 20% of the remaining shares on each anniversary of the date of grant.

(2)	All options in the table have exercise prices equal to the fair market value of the Common Stock on the date of grant, based on the last available bid price in the over-the-counter market on such date, which price the Board of Directors has determined to be the fair market value of the Company=s Common Stock on said date.

The following table sets forth information regarding the value of all unexercised stock options and warrants held by the Named Executive Officers as of the end of the Last Fiscal Year. No options were exercised by any Named
Executive Officer during the last Fiscal Year.

                Aggregated Option Exercises in Last Fiscal Year and
                      Fiscal Year-End Option and Warrant Values


                                                  Number of Securities     Value of Unexercised
                                                  Underlying Unexercised   In-the-Money
                                                  Options/Warrants at      Options/Warrants at
                                                  Fiscal Year-End(#)       Fiscal Year-End($)(1)

                  Shares Acquired  Value Realized    Exercisable/       Exercisable/
Name              on Exercise(#)   ($)               Unexercisable      Unexercisable
----------------  ---------------  --------------    --------------     -------------
Freeman A. Ford        0              N/A            425,000/21,000        $0/0

Alex N. Watt           0              N/A             67,764/21,000         0/0

David K. Harris        0              N/A             46,085/30,000         0/0

________________________

(1)	Based on the last reported sale price for the Company's Common Stock for the last trading day prior to 1996 fiscal year-end ($0.125), minus the exercise price of the option or warrant.

Director Compensation

Directors who are not employees of the Company are entitled to receive directors' fees in the amount of $750 for each board meeting attended and $750 for each committee meeting attended, provided that such committee meeting is held on a different day than that of the board meeting. Directors who are not employees of the Company are also entitled to an annual retainer of $1,250.

The Board of Directors has adopted and the shareholders of the Company have approved the 1991 Directors' Stock Option Plan (the "Directors' Plan") pursuant to which each non-employee director of the Company is automatically granted a nonstatutory stock option to purchase 10,000 shares (a "Director's Option") on the later to occur of the date of adoption of the Plan (April 15, 1991) or the date of his or her appointment or election to the Board. Each Director's Option has a term of ten years and becomes exercisable as to 20% of the shares subject thereto on each anniversary date of its grant. Messrs. Berry and Selig were each granted a Director's Option on April 15, 1991. Such options have an exercise price per share of $0.50.

In addition, in April 1993, Messrs. Berry and Selig were each granted options to purchase 5,000 shares of Common Stock at an exercise price of $0.50 per share. Such warrants become exercisable as to 20% of the shares on the first second, third, fourth and fifth anniversaries of date of grant.

Certain Transactions

In February 1996, the Company issued to Mr. Ford a subordinated promissory note with a principal amount of $350,000, in consideration for cancellation of certain outstanding indebtedness of the Company to Mr. Ford and an additional cash payment by Mr. Ford. The Company also issued additional promissory notes with aggregate principal amounts of $150,000 to five members of Mr. Ford's immediate family. Each of the promissory notes bears an interest rate of 12% per annum and is payable on demand. The Company also issued a warrant to purchase 210,000 shares of Common Stock to Mr. Ford, and warrants to purchase up to an aggregate of 90,000 shares of Common Stock to members of Mr. Ford's family. Such warrants were immediately exercisable as to 20% of the underlying shares, and become exercisable as to an additional 20% of the underlying shares on each of the first, second, third and fourth anniversaries of the date of issuance of such warrants. The warrants are exercisable at a price of $0.125 per share, and expire on March 27, 2000.


                               	PROPOSAL 2
           	RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS


On December 11, 1996, the Company dismissed Price Waterhouse LLP as its independent accountants. The reports of Price Waterhouse LLP on the financial statements of the Company for 1994 and 1995 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the 1994 and 1995 and service as outside accountants through December 11, 1996, there have been no disagreements with PriceWaterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years. During 1994, 1995 and 1996 (through December 11, 1996) there were no "reportable events" within the meaning of applicable SEC rules. The Company's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

The Board of Directors has selected Burr, Pilger & Mayer, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 1997. Burr, Pilger & Mayer audited the Company's financial statements for the Last Fiscal Year. If the shareholders do not ratify the appointment of Burr, Pilger & Mayer, the selection of independent auditors
will be reconsidered by the Board of Directors.   Representatives of Burr,
Pilger & Mayer are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The Board of Directors has unanimously approved the appointment of Burr, Pilger & Mayer as the Company's auditors for fiscal 1997 and recommends that the shareholders vote "FOR" this proposal.

                             	OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                         THE BOARD OF DIRECTORS

Dated: April 2, 1997

            THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            ___________________________________________________________

                                 FAFCO, INC.
                 Proxy for 1997 Annual Meeting of Shareholders
                              April 24, 1997

The undersigned shareholder of FAFCO, Inc. (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the 1997 Annual Meeting of Shareholders of the Company to be held on April 24, 1997 at 3:00 p.m., local time, at the Company's principal place of business, 2690 Middlefield Road, Redwood City, California 94063 (telephone
(415) 363-2690), and hereby revokes all previous proxies and appoints Freeman A. Ford and Alex N. Watt, or either of them, with full power of substitution, Proxies and Attorneys-in-Fact, on behalf and in the name of the undersigned, to vote and otherwise represent all of the shares registered in the name of the undersigned at said Annual Meeting, or any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the matters and in the manner specified on the reverse side:

(Continued and to be signed on reverse side)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE FOLLOWING PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

1.	Election of Directors

Nominees:  FREEMAN A. FORD, WILLIAM A. BERRY, ROBERT W. SELIG, JR.

___FOR 		___AUTHORITY TO VOTE WITHHELD

___For all nominees except as noted above.


2.	Proposal to ratify the appointment of Burr, Pilger & Mayer as the independent auditors of the Company for the fiscal year ending December 31, 1997.

           ___FOR                ___AGAINST             ___ABSTAIN

In their discretion, the Proxies are entitled to vote upon such other matters as may properly come before the meeting or any adjournments thereof.


                                           Dated_______________________, 1997

                                           Signature:___________________________

                                           Signature:___________________________


                                           I Plan to attend the meeting: ___



(This proxy should be marked, dated and signed by each shareholder exactly as such shareholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)


 TO ENSURE  YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND
               DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.